EXHIBIT 10.11

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

                             STOCK PURCHASE WARRANT

Warrant No.:  PPM-___

                 To Purchase ________ Shares of Common Stock of

                                 TURBOWORX, INC.

       THIS CERTIFIES that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth in this Stock Purchase Warrant (the "WARRANT"), at any time on or after [January/February/March __, 2005] (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (such period referred to herein as the "EXERCISE PERIOD") but not thereafter, to subscribe for and purchase from TurboWorx, Inc., a corporation incorporated in the State of Delaware (the "COMPANY"), up to ______ shares (the "WARRANT SHARES") of Common Stock, $.001 par value, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $.50. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Subscription Agreement between the Holder and the Company, dated as of even date herewith (the "Subscription Agreement").

       1.     TITLE TO WARRANT

       Prior to the end of the Exercise Period and subject to compliance with applicable laws and Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

       2.     AUTHORIZATION OF SHARES

       The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and subject to the payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

       3.     EXERCISE OF WARRANT

              (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times during the Exercise Period by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrants Shares thereby purchased by wire transfer of immediately available funds to the Company's bank account or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Business Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by surrender of the Warrant and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. As used herein, a "BUSINESS DAY" shall mean any day other than a day when commercial banks in New York City are authorized or required by law to close.

              (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

       4.     NO FRACTIONAL SHARES OR SCRIP

       No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share, which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction as set forth in
Section 11(h).

       5.     CHARGES, TAXES AND EXPENSES

       Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder;

PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

       6.     CLOSING OF BOOKS

       The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

       7.     TRANSFER, DIVISION AND COMBINATION

              (a) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except to

                     (i) one or more persons, each of whom on the date of transfer is an officer of the Holder;

                     (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder;

                     (iii)  a   successor   to  the  Holder  in  any  merger  or
                            consolidation;

                     (iv) a purchaser of all or substantially all of the Holder's assets;

                     (v) any person receiving this Warrant from one or more of the persons listed in this Section 7(a) at such person's death pursuant to will, trust or the laws of intestate succession, or

                     (vi) if otherwise in compliance with applicable Rule 144 and other securities laws, after one year from the date of this Warrant, any person receiving the Warrant from the persons listed in this Section 7(a).

Subject to compliance with any applicable securities laws and Section 19(e), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding the above, the Holder shall not transfer this Warrant or any rights hereunder to any person or entity which is then engaged in a business that is, in the reasonable judgement of the Company, in direct competition with the Company.

              (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

              (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

              (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

       8.     NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE

       This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

       9.     LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

       The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

       10.    SATURDAYS, SUNDAYS, HOLIDAYS, ETC.

       If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

       11.    ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

       (a) COMPUTATION OF ADJUSTED PRICE. (1) Except as hereinafter provided, in case the Company shall at any time during the three (3) year period after the date hereof issue or sell any shares of Common Stock (other than the issuance or sales referred to in Section (11)(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any warrants, rights or options to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed to all the shareholders of the Company and Holders of Warrants) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price or for no consideration (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), then, the Exercise Price shall be reduced to a price equal to the Base Share Price. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued.

              In addition to the foregoing, except as hereinafter provided, in case the Company shall at any time following the three (3) year period during the remainder of the Exercise Period following the third anniversary of the Initial Exercise Date issue or sell any shares of Common Stock (other than the issuance or sales referred to in Section (11)(f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any warrants, rights or options to subscribe for shares of Common Stock (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed to all the shareholders of the Company and Holders of Warrants) and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (b) the Exercise Price in effect immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section (11)(c) hereof.

              (2)    For  the  purposes  of  any   computation  to  be  made  in
accordance with this Section (11)(a), the following provisions shall be applicable:

              (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

              (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

              (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

              (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of securityholders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section (11)(a).

              (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of warrants, rights, options and upon the conversion or exchange of convertible or exchangeable securities.

       (b) WARRANTS, RIGHTS, OPTIONS AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the shareholders of the Company and Holders of Warrants, if the Company shall, at any time after the date hereof issue warrants, rights or options to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock
(i) for a consideration per share less than (a) the Exercise Price in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such warrants, rights or options, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section (11)(a) hereof, provided that:

                     (1) The aggregate maximum number of shares of Common Stock as the case may be, issuable under all the outstanding warrants, rights or options shall be deemed to be issued and outstanding at the time all such outstanding warrants, rights or options were issued, and for a consideration equal to the minimum exercise price per share provided for in the warrants, rights or options at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of such warrants, rights or options), if any, received by the Company for such warrants, rights or options, and if no minimum exercise price is provided in the warrants, rights or options, then the consideration shall be equal to zero; provided, however, that upon the expiration or other termination of such warrants, rights or options, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) shall be reduced by such number of shares as to which warrants, warrants and/or options shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those warrants, rights or options as to which the exercise rights shall not have expired or terminated unexercised.

                     (2) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of such convertible or exchangeable securities) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (B) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                     (3) If any change shall occur in the price per share provided for in any of the warrants, rights or options referred to in subsection
(A) of this Section (11)(b), or in the price per share at which the securities referred to in subsection (B) of this Section (11)(b) are convertible or exchangeable, the warrants, rights or options or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new warrants, rights or options or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such warrants, rights or options or the conversion or exchange of such convertible or exchangeable securities.

       (c) SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately increased or decreased.

       (d) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section (11), the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

       (e) RECLASSIFICATION. CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants; provided, however, that nothing contained herein shall cause the number of shares issuable upon exercise of this Warrant to be decreased in the event of a combination of shares upon any such reclassification, change, consolidation, merger, sale or conveyance.

       (f) ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made: (i) upon the grant of restricted stock to officers or directors made with the approval of the Board of Directors; (ii) upon the grant of options, or the sale of shares pursuant to the exercise of such options, under the Company's current or future option plans for the benefit of officers, directors, employees, and consultants; or (iii) upon the purchase of shares of Common Stock pursuant to warrants or rights granted by the Company prior to the issuance of this Warrant.

       (g) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection
(11)(g).

       (h) FRACTIONAL SHARES. As to any fraction of a share which the holder of this Warrant would be entitled to purchase upon exercise of this Warrant, the Company shall pay, in lieu of such fractional interest, an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share computed on the basis of the Market Price, as set forth below. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Warrant.

       As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid prices for the last three (3) trading days prior to such date as furnished by the National Association of Securities Dealers, Inc., through
NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

       (i) WARRANT CERTIFICATE AFTER ADJUSTMENT. Irrespective of any change pursuant to this Section (11) in the Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Warrant, this Warrant may continue to express as the Exercise Price and as the number of shares obtainable upon exercise, the same price and number of shares as are stated herein.

       (j) STATEMENT OF CALCULATION. Whenever the Exercise Price shall be adjusted pursuant to the provisions of this Section (11), the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Exercise Price determined as above provided in such section and a certificate of the independent public accountants regularly retained by the Company. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

       12. DEFINITION OF "COMMON STOCK". For the purpose of this Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, no par value, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section (11) hereof, the shares of stock or other securities or property obtainable upon exercise of this Warrant shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section (11) hereof and all other provisions of this Warrant with respect to common Stock shall apply on like terms to any such other shares or other securities.

       13. REDEMPTION. This Warrant, or part thereof, (as described below in this Section 13) may be redeemed at the option of the Company, at a redemption price of $0.01 per Warrant, provided that the following terms and conditions are met. In the event that the shares of Common Stock issuable upon exercise of the Warrant are registered with the SEC for resale to the public, the Company may at its option call for the redemption the then outstanding Warrants, on a pro rata basis, in the event that the fifteen (15) day volume weighted average price of the Common Stock is at or above $10.00 per share. The Number of Warrants to be redeemed shall be pro rata among each holder of the then outstanding Warrants.

       Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption. On and after the date fixed for redemption, the registered Holder shall have no rights with respect to this Warrant except to receive the redemption price of $0.01 per Warrant upon surrender.

       14.    VOLUNTARY ADJUSTMENT BY THE COMPANY

       The Company may at any time during the Exercise Period reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

       15.    NOTICE OF ADJUSTMENT

       Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

       16.    NOTICE OF CORPORATE ACTION

       If at any time:

              (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

              (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

              (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder:

                     (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such
                            reorganization,       reclassification,      merger,
                            consolidation, sale, transfer, disposition, liquidation or winding up, and

                     (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify

                            (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and

                            (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with
                                   Section 19(c).

       17.    AUTHORIZED SHARES

       The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

       The Company will

              (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value;

              (b)    take all such action as may be necessary or  appropriate in
order  that  the  Company   may  validly  and  legally   issue  fully  paid  and
nonassessable Warrant Shares upon the exercise of this Warrant; and

              (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

       Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

       18.    REGISTRATION RIGHTS

       The Holder will be entitled to the registration rights set forth in the Subscription Agreement.

       19.    MISCELLANEOUS

              (a) JURISDICTION. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules.

              (b) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

              (c)    NOTICES.   All  notices,   demands,   requests,   consents,
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be

                     (i)    hand delivered; or

                     (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid; or

                     (iii) delivered by reputable air courier service with charges prepaid; or

                     (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

                     Any notice or other communication required or permitted to be given hereunder shall be deemed effective

                     (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or

                     (ii) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or

                     (iii) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Shares issued pursuant thereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Company maintained for such purposes, or with respect to the Company, to the address provided on the signature page hereof. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

              (d) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              (e) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

              (f) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

              (g) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

              (h) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                                  *************

       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

       Dated: December __, 2004

                                        TURBOWORX, INC.



                                        By:  ___________________________
                                        Name:  Jeffrey Augen
                                        Title: Chief Executive Officer


                                        [NAME OF WARRANT HOLDER]



                                        By:  ___________________________
                                        Name:
                                        Title:

                               NOTICE OF EXERCISE

To:    TurboWorx, Inc.

       (1) The undersigned hereby elects to purchase ________ Warrant Shares (the "Common Stock"), of TurboWorx, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

       (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

         _______________________________

         The Warrant Shares shall be delivered to the following:

         _______________________________

         _______________________________

         _______________________________


                                        [PURCHASER]


                                        By: __________________________________
                                              Name:
                                              Title:

                                        Dated:  ______________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

       FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


       _______________________________________________________  whose address is

_______________________________________________________________.

       Dated:  ______________, _______



                               Holder's Signature: _____________________________

                                  Holder's Address:_____________________________

                                                   _____________________________



Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.